UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23129

NEXPOINT REAL ESTATE STRATEGIES FUND

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: December 31

Date of reporting period: March 31, 2017

Item 1: Schedule of Investments

The Schedule of Investments are attached herewith.

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2017	NexPoint Real Estate Strategies Fund

Principal Amount ($)		Amortized Cost ($)(a)	Value ($)
U.S. SENIOR LOANS (b)—25.8%
REAL ESTATE (c)—25.8%
1,950,000	RCP Keystone Hotel LLC 2nd Lien Term Loan 14.50%, 11/15/2019	1,932,527	1,950,000

	Total U.S. Senior Loans	1,932,527	1,950,000

ASSET-BACKED SECURITIES (d)—2.6%
250,000	CIFC Funding, Ltd. Series 2015-1A, Class SUB 0.00%, 01/22/2027	200,050	200,050

	Total Asset-Backed Securities	200,050	200,050

Shares
COMMON STOCKS—50.5%
REAL ESTATE—50.5%
875	Altisource Asset Management Corp.(e)	52,659	65,844
19,415	Altisource Residential Corp., REIT	252,021	296,079
8,642	Blackstone Mortgage Trust, Inc., Class A, REIT	250,105	267,556
20,990	Brookdale Senior Living, Inc.(e)	272,744	281,896
12,325	CBL & Associates Properties, Inc., REIT	150,858	117,580
9,400	Colony NorthStar, Inc., Class A, REIT	125,515	121,354
3,052	Consolidated-Tomoka Land Co.	164,933	163,404
5,703	CubeSmart, REIT	151,559	148,050
12,300	Kennedy Wilson Europe Real Estate PLC	150,381	145,269
3,372	Life Storage, Inc., REIT	304,224	276,909
9,737	Monogram Residential Trust, Inc., REIT	102,965	97,078
15,400	NexPoint Residential Trust, Inc., REIT(f)	300,788	372,064
1,012,750	NRESF REIT SUB LLC (c)(f)	1,010,244	1,097,720
2,897	Owens Realty Mortgage, Inc., REIT	48,239	51,566
98,040	RAIT Financial Trust, REIT	302,944	313,728

		3,640,179	3,816,097

	Total Common Stocks	3,640,179	3,816,097

PREFERRED STOCKS—17.7%
REAL ESTATE—17.7%
4,556	Resource Capital Corp., REIT 8.25%	99,968	106,883
13,100	Resource Capital Corp., REIT 8.63%	299,827	319,509
14,550	RAIT Financial Trust, REIT, Series A 7.75%	298,592	312,243
13,500	RAIT Financial Trust, REIT, Series B 8.38%	297,396	308,475
12,039	RAIT Financial Trust, REIT, Series C 8.88%	277,940	288,936

		1,273,723	1,336,046

	Total Preferred Stocks	1,273,723	1,336,046

CASH EQUIVALENTS—6.4%
480,989	State Street Institutional U.S. Government Money Market Fund, Premier Class	480,989	480,989

	Total Cash Equivalents	480,989	480,989

Total Investments—103.0%		7,527,468	7,783,182

Other Assets & Liabilities, Net—(3.0)%			(227,974)

Net Assets—100.0%			7,555,208

(a)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
(b)	Fixed rate senior loan.
(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $3,047,720, or 40.3% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2017.
(d)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At March 31, 2017, these securities amounted to $200,050 or 2.6% of net assets.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2017	NexPoint Real Estate Strategies Fund

(e)	Non-income producing security.
(f)	Affiliated issuer. Assets with a total aggregate market value of $1,469,784, or 19.5% of net assets, were affiliated with the Fund as of March 31, 2017.

Glossary:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

NOTES TO INVESTMENT PORTFOLIO (unaudited)

Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the period ended March 31, 2017. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management, L.P. (“Highland”), is the investment adviser to the Fund.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the New York Stock Exchange (“NYSE”), National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services and have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2017, the Fund’s investments consisted of REITs and other real estate investments including senior loans, asset-backed securities, common stocks, preferred stocks and cash equivalents. The fair value of the Fund’s loans and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common and preferred stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by real estate investment trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of March 31, 2017 is as follows:

	Total value at March 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
U.S. Senior Loans
Real Estate	$1,950,000	$—	$—	$1,950,000
Asset-Backed Securities	200,050	—	200,050	—
Common Stocks
Real Estate	3,816,097	2,718,377	—	1,097,720
Preferred Stocks(1)	1,336,046	1,336,046	—	—
Cash Equivalents	480,989	480,989	—	—

Total	$7,783,182	$4,535,412	$200,050	$3,047,720

(1)	See Investment Portfolio detail for industry breakout.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended March 31, 2017.

	Balance as of June 30, 2016	Net Transfers into Level 3	Net Transfers out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of March 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2017
U.S. Senior Loans
Real Estate	$1,950,000	$—	$—	$1,341	$—	$(1,341)	$—	$—	$1,950,000	$(1,341)
Common Stocks
Real Estate	1,077,161	—	—	—	—	20,559	—	—	1,097,720	20,559

Total	$3,027,161	$—	$—	$1,341	$—	$19,218	$—	$—	$3,047,720	$19,218

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended March 31, 2017, there were no transfers between Levels.

The Fund uses end of period market value in the determination of the amount associated with any transfers between levels.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 3/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Senior Loans	$1,950,000	Cost Price	N/A	N/A
Common Stock	1,097,720	Net Asset Value	N/A	N/A

Total	$3,047,720

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of March 31, 2017:

			Market Value
Issuer	Shares at December 31, 2016	Shares at March 31, 2017	December 31, 2016	March 31, 2017	Affiliated Income	Purchases	Sales

Other Affiliates
NexPoint Residential Trust, Inc., REIT (Common Stocks)	15,400	15,400	$344,036	$372,064	$3,388	$—	$—
Majority Owned, Not Consolidated
NRESF REIT SUB, LLC (Common Stocks)	1,012,750	1,012,750	1,077,161	1,097,720	—	—	—

Total	1,028,150	1,028,150	$1,421,197	$1,469,784	$3,388	$—	$—

U.S. Federal Income Tax Information

Unrealized appreciation and depreciation at March 31, 2017, based on cost of investments and cash equivalent for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation	Cost
$331,358	$(80,791)	$250,567	$7,532,615

For more information with regard to significant accounting policies, see the most recent annual report filed with the U.S. Securities and Exchange Commission.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT REAL ESTATE STRATEGIES FUND

By:	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: May 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: May 24, 2017

By:	/s/ Brian Mitts
Brian Mitts
Executive Vice President, Principal Financial Officer and Principle Accounting Officer

Date: May 24, 2017